SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2001

NEW JERSEY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)		07719 (Zip Code)

(732) 938-1480
 (Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(a) None.
(b) None.
(c) Exhibits

Exhibit 99.01: “Consistency Driving Value” Presentation at the American Gas Association Financial Forum, Orlando, Florida (furnished pursuant to item 9).

Item 9. Regulation FD Disclosure

On May 8, 2001, New Jersey Resources Corporation presented to security analysts a summary of fiscal 2000 results and earnings outlook for fiscal 2001. The slides used at the meeting are filed herewith as exhibit 99.01 and incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of May 8, 2001, and the Registrant does not assume any obligation to update such information in the future.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: May 8, 2001	By: /s/Glenn C. Lockwood Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01	“Consistency Driving Value” Presentation at the American Gas Association Financial Forum (furnished pursuant to Item 9).